UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
ZAREBA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388 (Commission File Number)	41-0832194 (IRS Employer Identification No.)
13705 26th Ave. N., Suite 102
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)
(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed solely to include the pro forma financial information called for by Item 9.01(b) in the Current Report on Form 8-K filed by Zareba Systems, Inc. (the “Company”) on August 1, 2007 (the “Initial Filing”). At the time that the Initial Filing was made, the pro forma financial information included herewith was unavailable.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements:

None.

(b)	Pro forma financial information:

The following unaudited pro forma financial information is set forth in Exhibit 99.1 and incorporated into this Item 9.01(b) by reference:
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.
Pro Forma Condensed Consolidated Statement of Operations for the nine months ended March 31, 2007.
Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2006.
Pro Forma Condensed Consolidated Statement of Operations for the nine months ended March 31, 2006.
Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2005.
Notes to Pro Forma Financial Statements.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the sale of all of the capital stock of Waters Medical Systems, Inc. by the Company as if the transaction occurred on June 30, 2004 for the purposes of the condensed consolidated statements of operations and as of March 31, 2007 for the purposes of the condensed consolidated balance sheet. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the sale actually occurred on the dates indicated or what may result in the future.

(c)	Shell company transactions:

None.

(d)	Exhibits:

See Exhibit Index on page following Signatures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 7, 2007

ZAREBA SYSTEMS, INC.
By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen, Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K/A
ZAREBA SYSTEMS, INC.

Date of Report:	Commission File No.:
August 1, 2007	0-1388

Exhibit No.	ITEM

99.1	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended March 31, 2007.

Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2006.

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended March 31, 2006.

Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2005.

Notes to Pro Forma Financial Statements.